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                                                                   EXHIBIT 10.31


                  AGREEMENT FOR EASEMENTS AND INTERCONNECTIONS


         This Easement Agreement ("EASEMENT AGREEMENT") is made and entered into as of the 31st day of May, 2000 by and among ROUGE STEEL COMPANY, a Delaware corporation, the address of which is 3001 Miller Road, Dearborn, Michigan 48121 ("ROUGE"), FORD MOTOR COMPANY, a Delaware corporation, the address of which is The American Road, Dearborn, Michigan 48121 ("FORD"), DOUBLE EAGLE STEEL COATING COMPANY, a partnership, the address of which is 3000 Miller Road, Dearborn, Michigan 48121 ("DOUBLE EAGLE") (ROUGE, FORD and DOUBLE EAGLE are collectively referred to herein as "GRANTORS," and each is a "GRANTOR") and DEARBORN INDUSTRIAL GENERATION, L.L.C., a Michigan limited liability company ("GRANTEE").

                                    RECITALS:

         A. ROUGE and FORD each own certain property situated in the City of Dearborn, Michigan, within the land known as the ROUGE COMPLEX LAND.

         B. DOUBLE EAGLE is the owner of that portion of the Rouge Complex Land described in Exhibit B attached hereto (the "DOUBLE EAGLE LAND").

         C. GRANTEE is the Ground Lessee of that portion of the Rouge Complex Land described in Exhibit C attached hereto (the "LEASED PREMISES").

         D. GRANTEE has covenanted and agreed to build and install upon the Leased Premises a certain Project and Expanded Facility for the generation and distribution of electricity, steam and treated water and to process blast furnace gas produced by ROUGE, and to sell that portion of such electricity, steam and treated water produced by the Project to ROUGE, FORD and DOUBLE EAGLE pursuant to certain Purchase and Sales Agreements entered into between ROUGE and GRANTEE, FORD and GRANTEE and/or DOUBLE EAGLE and GRANTEE.

         E. GRANTORS have each agreed to provide, as part of the transactions contemplated by the Purchase and Sales Agreements, such easements upon and with respect to the Rouge Complex Land as are necessary, appropriate or useful for the existence and operation of the Project and the Expanded Facility and the achievement of their Operational Purposes.

         F. GRANTORS and GRANTEE desire to set forth the terms of their agreements relative to the easements, support services and interconnections for the benefit of the parties hereto.





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         In consideration of the agreements herein set forth, the parties to this Easement Agreement hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         All capitalized terms used herein (including those in the foregoing Recitals) not otherwise defined herein shall have the meaning specified in Appendix A annexed hereto. The following terms shall have the definitions set forth below when used herein:

         A. "OPERATIONAL PURPOSES" shall mean the ability of the Project to perform the functions for which it was specifically designed and constructed, including, but not limited to, furnishing electricity, steam and treated water to ROUGE, FORD, and DOUBLE EAGLE and processing blast furnace gas from Rouge, all in accordance with the terms of the Purchase and Sales Agreements.

         B. "EASEMENTS" shall mean, collectively, the access easements, the construction easements, the utility easements, the supply line easements as such are defined in this Easement Agreement.


                                   ARTICLE II
                          ACCESS TO ROUGE COMPLEX LAND
                              AND DOUBLE EAGLE LAND

         SECTION 2.1. FROM PROJECT TO LAND PARCELS. To carry out the rights and obligations of GRANTEE under the Purchase and Sales Agreements, GRANTEE shall construct and install, or cause to be constructed and installed, at its sole cost, risk and responsibility, the CONNECTING FACILITIES. GRANTEE shall obtain all necessary easements, rights of way, permits, licenses, authorizations and approvals necessary therefor over, across, under and in all OFF-SITE PROPERTY within the paths and areas shown in Exhibit D to this Easement Agreement, to those Easement Areas upon the Rouge Complex Land and Double Eagle Land shown in Exhibit E. GRANTORS shall have the right not more often than annually to request an updated Exhibit D from GRANTEE showing the location of all Off-Site Property paths and areas.

         SECTION 2.2. ACCESS TO EASEMENT AREAS. GRANTEE shall have the right to enter the Easement Areas to construct and install, maintain, repair, replace, inspect and operate the Easement Facilities installed within the Easement Areas to carry out or avail itself of the rights and benefits of the Easements to perform the Purchase and Sales Agreements and to meet the Operational Purposes of the Project. Such right to enter the Easement Areas shall include being given reasonable access to the Easement Areas, including appropriate staging and laydown areas to enable the GRANTEE to carry out its work with respect to the Easement Facilities from time



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to time, upon reasonable advance notice to GRANTORS by GRANTEE, and GRANTORS shall not interfere with GRANTEE's right to such reasonable access at all times. GRANTEE's entry upon the Easement Areas, and all work performed by or for GRANTEE in the construction, installation, maintenance, repair, replacement, alteration, inspection, operation and/or removal of the Easement Facilities or Connecting Facilities, shall be at such times and in such manner as will not cause any unapproved interruption of, or materially interfere with, the operations of GRANTORS, and shall be subject to such further conditions as may be contained in any of the Companion Agreements and in other written agreements between the GRANTOR parties and GRANTEE from time to time. GRANTORS will not unreasonably withhold their approval of a limited number of pre-approved interruptions.

         SECTION 2.3. OBLIGATION OF GRANTEE WITH RESPECT TO EASEMENT FACILITIES AND AREAS. GRANTEE shall be and remain responsible for (i) the construction and installation of all Easement Facilities in accordance with approved plans therefor and such approval shall not be unreasonably withheld by GRANTORS; (ii) the continuing maintenance, repair, replacement, restoration, operation and protection of the Easement Facilities and the Easement Areas in good condition sufficient to serve the purposes for which the Easements have been granted, in compliance with Governmental Requirements, and in a condition which does not pose a threat to the safety of persons, property, operations and product on the Rouge Complex Land, and (iii) except as specifically provided for otherwise herein, the continuing maintenance in effect of any and all licenses, permits, authorizations and approvals necessary for the use and operation of the Easement Areas, and the Easement Facilities and for the carrying out of the Purchase and Sales Agreements and the meeting of the Operational Purposes of the Project, including but not limited to accessways over Off-Site Property, the Connecting Facilities and the Easement Facilities. In all cases, except where in the reasonable judgment of any of the GRANTORS conditions within an Easement Area pose an imminent threat to persons, property, operations or product within the Rouge Complex Land, GRANTEE shall be given notice of GRANTEE's failure to comply with its obligations under this Section 2.3, and given an opportunity to promptly cure such failure reasonable under the circumstances. In the case of GRANTEE's failure to cure the non-compliance with the obligations under this
Section 2.3 after notice and opportunity to cure required under the circumstances, then after notification to GRANTEE by any means practicable, GRANTORS or any of them may undertake and carry out any maintenance or other actions it reasonably deems necessary to place, keep and maintain the Easement Areas and Easement Facilities in the condition required by this Section 2.3, and GRANTEE shall reimburse such GRANTOR(s) for the cost thereof promptly upon demand.


                                   ARTICLE III
                           CIRCULATING WATER EASEMENT

SECTION 3.1. CIRCULATING WATER EASEMENT. For the purpose of providing circulating water, ROUGE and FORD hereby grant to GRANTEE, its successors and assigns, without limitation except as herein provided and without charge, a nonexclusive easement and right of way upon,




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over, under, across and within the path and area described in Exhibit E (the
"CIRCULATING WATER EASEMENT AREA") for (a) the purpose of obtaining Circulating Water for use in the Project and in that portion of the Expanded Facility identified in Section 1.04(a) of the Lease, from the Point of Interconnection on the Powerhouse Land, with the Point of Interconnection being specifically located at TP-01 as described in the Interconnection Matrix which is attached hereto as Exhibit A and incorporated herein by this reference (the "Interconnection Matrix"), through a circulating water supply system to be constructed within the Circulating Water Easement Area by GRANTEE; and (b) return of Circulating Water through a circulating water discharge system to be constructed within the Circulating Water Easement Area by GRANTEE, and connected to existing ROUGE Circulating Water discharge lines on the Rouge Complex Land (the "CIRCULATING WATER EASEMENT").

         The terms and conditions of this Circulating Water Easement shall be as follows, in addition to such general terms and conditions in this Easement Agreement affecting all Easements:

                  SECTION 3.1.1. SUPPLY OF WATER. Circulating Water is supplied to the Rouge Complex Land by means of a tunnel from the Rouge River to a surge chamber station on the Powerhouse Land identified as TP-01 on the Interconnection Matrix . The location of the ROUGE Circulating Water supply, collection, distribution and discharge system is fully described in engineering drawings filed in the Offices of Rouge Steel Company, Rouge Office Building (3001 Miller Road, Dearborn, Michigan). The agreement of the GRANTORS regarding availability and discharge of Circulating Water is contained in Section 4.05 of the Electricity Sales Agreement as modified by the terms of this Easement Agreement.

                  The Circulating Water Easement is subject to all of the terms and conditions of that certain agreement dated May 14, 1929 and amended by Agreement dated February 19, 1935 between FORD and the City of Detroit, a copy of which is attached hereto as Exhibit F (the "CITY WATER SUPPLY AGREEMENT"). ROUGE and FORD agree not to terminate the City Water Supply Agreement during the existence of this Easement Agreement.

                  3.1.2. DISCHARGE OF CIRCULATING WATER. GRANTEE shall have the right to discharge Circulating Water from the Project and that portion of the Expanded Facility identified in Section 1.04(a) of the Lease, which at the point of entry into the existing discharge lines on the Rouge Complex Land meets all permit specifications from time to time mandated for discharge into public waters: (i) through ROUGE Outfall 004B (the "Spillway"), presently permitted by the Department of Environmental Quality of the State of Michigan under the National Pollutant Discharge Elimination System pursuant to the Federal Water Pollution Control Act, as amended, and the Michigan Water Resources Act, as amended, and held by ROUGE under NPDES Permit No. MI0043524, which is attached hereto as Exhibit G; (ii) through P&UO's Outfall 006 (the "Tailrace"), presently permitted by the Department of Environmental Quality of the State of Michigan under the National Pollutant Discharge Elimination System pursuant to the Federal Water Pollution Control Act, as amended, and the Michigan Water Resources Act, as amended,


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and currently held by P&UO under NPDES Permit No. MI0050903 (such permit number to be transferred to GRANTEE by P&UO and re-issued to GRANTEE as MI0056235 and Outfall 006 to be transferred to ROUGE by P&UO and subsequently reassigned by ROUGE to one of its existing permits); and (iii) through Outfall 005 to be permitted, along with any other outfalls utilized exclusively by GRANTEE, by GRANTEE by the Department of Environmental Quality of the State of Michigan under the National Pollutant Discharge Elimination System pursuant to the Federal Water Pollution Control Act, as amended, and the Michigan Water Resources Act, as amended, under NPDES Permit No. MI0050903 after transfer of this permit number to GRANTEE by P&UO which permit shall be re-issued to GRANTEE as MI0056235(hereinafter referred to as the "DIG Permit") and (the permits referenced in (i) through (iii) above hereinafter referred to collectively as the "Permits"). GRANTEE will also comply with reasonable operating requirements and discharge limitations of GRANTORS with respect to the integrity of the ROUGE Circulating Water system.

                  Without limiting the generality of the foregoing, GRANTEE: (i) will not discharge Circulating Water which would cause a violation of existing or future Permits limits or any limits contained in any other current or future permits held by FORD or ROUGE (the "Other Permits") laws, rules and regulations (whether local, state or federal) governing such discharges; (ii) will not discharge Circulating Water in excess of 173,700 gallons/minute; and (iii) at such time as the water temperature at the Circulating Water pump intake is less than 75 degrees Fahrenheit, will not discharge Circulating Water at the discharge point of the existing surge chamber that has a temperature greater than 85 degrees Fahrenheit; provided, however, that GRANTEE will not, at such time as the water temperature at the Circulating Water pump intake is equal to or greater than 75 degrees Fahrenheit, discharge Circulating Water at the discharge point of the existing surge chamber that has a temperature differential from the Circulating Water pump intake greater than 10 degrees Fahrenheit; provided FORD/ROUGE does not modify or agree to modifications of such limits without GRANTEE's prior consent, which consent shall not be unreasonably withheld. All reasonable costs incurred by GRANTORS, if any, to effect or maintain the circulating water temperature as referenced above shall be reimbursed by GRANTEE within 30 days of its receipt of GRANTORS' invoice for such costs.

                  GRANTEE shall provide, maintain and operate upon the Leased Premises such water treatment processes and facilities as are required to treat its Circulating Water to meet the discharge specifications of the Permits and the Other Permits, as applicable, and the operating requirements and discharge limitations of GRANTORS with respect to Circulating Water being discharged into the ROUGE Circulating Water system. GRANTEE shall at all times maintain and operate such processes and facilities in full and unimpaired operational ability, and provide monitoring and sampling at GRANTEE's discharge point(s) and control of its water quality and quantity in accordance with the Permits, the Other Permits and any future regulations or amendments, with reports maintained by GRANTEE for inspection by GRANTORS and regulatory authorities from time to time.

                  GRANTEE shall develop a "flow control plan", including gate modifications, to




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ensure that the discharges of its Circulating Water as contemplated in this
Agreement do not cause flooding within the Rouge Complex properties, including, but not limited to, the screen house, powerhouse and the turbo blower room basement. All costs of developing and implementing the flow control plan, including all costs of equipment procurement, construction and maintenance of the equipment installed by or on behalf of GRANTEE, shall be at GRANTEE's sole cost and expense. FORD and ROUGE shall be responsible for operating the equipment needed to actualize the flow control plan and the normal operating costs attendant therewith. GRANTEE shall notify GRANTORS promptly of any release of its water not in compliance with required conditions. GRANTORS shall provide GRANTEE with copies of all relevant permit applications, renewals, modifications, monitoring reports, notifications, letters/notices of violation and all other Permit related correspondence with local, state and federal regulatory authorities relating to the Circulating Water system.

                  SECTION 3.1.3. GRANTORS AGREEMENT. ROUGE and FORD shall take all reasonable means to protect the Easement Facilities against damage by reason of conduct upon and within the Circulating Water Easement Area lying within the Rouge Complex Land.

                  SECTION 3.1.4. TERM. The term of this Circulating Water Easement Agreement shall continue until GRANTEE ceases to operate the Project pursuant to the Lease, or GRANTEE is not permitted to discharge water pursuant to the Permits or the Other Permits, whichever is the earlier to occur.


                                   ARTICLE IV
                          SANITARY WASTE WATER EASEMENT

         SECTION 4.1. SANITARY WASTE WATER EASEMENT. For the purpose of discharging sanitary waste water ("Sanitary Waste Water"), GRANTORS hereby grant to GRANTEE, its successors and assigns, without limitation except as herein provided and without charge, a nonexclusive easement and right of way upon, over, under, across and within the path and area described in Exhibit E (the " SANITARY WASTE WATER EASEMENT AREA") for (a) the purpose of discharging Sanitary Waste Water from the Project and in that portion of the Expanded Facility identified in Section 1.04(a) of the Lease, at the Point of Interconnection on the Powerhouse Land, with the Point of Interconnection being specifically located at TP-07 as described in the Interconnection Matrix which is attached hereto as Exhibit A and incorporated herein by this reference, through a Sanitary Waste Water discharge system to be constructed within the Waste Water Easement Area by GRANTEE; and connected to existing waste water discharge lines/system on the Rouge Complex Land (the "SANITARY WASTE WATER EASEMENT").

         The terms and conditions of this Sanitary Waste Water Easement shall be as follows, in addition to such general terms and conditions in this Easement Agreement affecting all Easements:



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                  SECTION 4.1.1. DISCHARGE OF SANITARY WASTE WATER. GRANTEE will not discharge Sanitary Waste Water in violation of existing or future permits, laws, rules and regulations (whether local, state or federal) governing such discharges. "Sanitary Wastewater" means those waste streams identified as such pursuant to the City of Dearborn's regulations then in effect.

                  SECTION 4.1.2. MAINTENANCE OF SANITARY WASTE WATER PIPELINE. At no cost to GRANTEE, GRANTORS shall maintain their sanitary waste water discharge system so that it is at all times capable of transporting Sanitary Waste Water from the Point of Interconnection at TP-07 to their waste water discharge system. GRANTORS' obligation to maintain their waste water discharge system excludes that portion of any waste water discharge system located on the Leased Premises or the Sanitary Waste Water Easement Area.

                  SECTION 4.1.3. PERMITS. GRANTORS shall have the sole responsibility for obtaining and retaining all necessary permits, licenses and approvals for the discharge of Sanitary Waste Water. GRANTEE shall cooperate with GRANTORS in their efforts to obtain, retain, renew and amend these permits, licenses, and approvals.

                  SECTION 4.1.4. SANITARY WASTE WATER QUALITY. GRANTEE agrees that the Sanitary Waste Water will not contain any waste streams associated with the manufacturing operations of the Project.

                  SECTION 4.1.5. GRANTORS AGREEMENT. ROUGE and FORD shall take all reasonable means to protect the Easement Facilities against damage by reason of conduct upon and within the Sanitary Waste Water Easement Area lying within the Rouge Complex Land.

                  SECTION 4.1.6. TERM. The term of this Sanitary Waste Water Easement shall continue until GRANTEE ceases to operate the Project or GRANTORS are no longer permitted to discharge Sanitary Waste Water pursuant to the applicable permits, whichever is the earlier to occur.


                                    ARTICLE V
                           BLAST FURNACE GAS EASEMENT

         SECTION 5.1. BLAST FURNACE GAS EASEMENT. To carry out the obligations of GRANTEE under the Blast Furnace Gas Purchase Agreement, FORD and ROUGE hereby grant to GRANTEE an Easement over, in, across and within the path and area described in Exhibit E (the "BLAST FURNACE GAS EASEMENT AREA") for the obtaining and transporting of blast furnace gas produced by ROUGE pursuant to the Blast Furnace Gas Purchase Agreement (the "BLAST FURNACE GAS EASEMENT").

         The terms and conditions of this Blast Furnace Gas Easement shall be as follows, in




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addition to such general terms and conditions in this Easement Agreement affecting all Easements:

                  SECTION 5.1.1. CONNECTION TO BLAST FURNACE GAS LINE. GRANTEE shall connect to the blast furnace gas exhaust line at the Point of Interconnection as referenced in the Blast Furnace Gas Agreement, with the Point of Interconnection being specifically located at TP-03 as described in the Interconnection Matrix which is attached hereto as Exhibit A and incorporated herein by this reference. Blast furnace gas condensate shall be accepted by ROUGE and will be returned at no cost to location TP-12 of the Interconnection Matrix.

                  SECTION 5.1.2. TERM. The term of this Blast Furnace Gas Easement shall continue for so long as GRANTEE consumes ROUGE's blast furnace gas.


                                   ARTICLE VI
                          ELECTRICITY SUPPLY EASEMENTS

         SECTION 6.1. ELECTRICITY SUPPLY EASEMENT. To carry out the obligations of GRANTEE under the Electricity Sales Agreements, FORD and ROUGE hereby grant to GRANTEE an easement over, in, across and within the paths and areas described in Exhibit E (the "ELECTRICITY SUPPLY EASEMENT AREA") for the furnishing of electricity to FORD, ROUGE and to DOUBLE EAGLE pursuant to the Electricity Sales Agreements and for interconnection of the Project to the Detroit Edison power grid (the "ELECTRICITY SUPPLY EASEMENT").

         The terms and conditions of this Electricity Supply Easement shall be as follows, in addition to such general terms and conditions in this Easement Agreement affecting all Easements:

                  SECTION 6.1.1. CONNECTION TO ROUGE COMPLEX ELECTRICITY DISTRIBUTION SYSTEM. GRANTEE shall provide electric distribution lines within the Electricity Supply Easement Area connecting at the Points of Delivery through Interconnection Facilities as referenced in the Electricity Sales Agreements, with the Points of Delivery being specifically located as described in the One Line Diagram No.430000-0-SL-6-ET-3, REV. 02 which is attached hereto as Exhibit I and incorporated herein by this reference, which shall constitute Easement Facilities for purposes of this Easement Agreement.

                  SECTION 6.1.2. USE OF EXISTING FACILITIES. GRANTORS hereby grant to GRANTEE the right to use the facilities known as Substations 41, 41A, 42, 48-49, 49A and 99A to transform and distribute electricity. GRANTEE shall operate, maintain and replace, if necessary, those facilities which it uses pursuant to this paragraph, as more particularly described in Exhibit J attached hereto and incorporated herein by this reference. This right shall continue for so long as GRANTEE is supplying electricity to any of the GRANTORS. All Easement Facilities upon the Powerhouse Land and all other property of GRANTEE upon the Rouge





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Complex Land in any way connected with the electricity distribution system upon the Rouge Complex Land west of Miller Road shall at the time of expiration of the Electricity Sales Agreements be abandoned in place with the concurrence of the GRANTORS.

         SECTION 6.2. EASEMENT TO SUPPLY ELECTRICITY TO DOUBLE EAGLE. Electricity to DOUBLE EAGLE shall be provided by means of distribution lines from the Project to and within an easement granted to The Detroit Edison Company by instrument dated July 3, 1985, recorded in Liber 22467 page 736, Wayne County Records (the "DE EASEMENT"), a copy of which is attached hereto as Exhibit K. GRANTEE shall obtain such rights to place equipment and facilities within and use the easement area of such DE Easement at its responsibility and expense as required to fulfill its obligations under the Purchase and Sales Agreements. If the DE Easement is not available for GRANTEE's use after exercising commercially reasonable efforts to secure use of the same, or the Parties agree otherwise, GRANTEE shall use commercially reasonable efforts to secure a substitute easement area.

         SECTION 6.3. TERM The term of this Electricity Transmission Easement shall continue for so long as GRANTEE operates the Project to deliver electricity to FORD or ROUGE.


                                   ARTICLE VII
                              STEAM SUPPLY EASEMENT

         SECTION 7.1. STEAM SUPPLY EASEMENT. To carry out the obligations of GRANTEE under the Steam Sales Agreements, FORD and ROUGE hereby grant to GRANTEE an easement over, in, across and within the path and area described in Exhibit E (the "STEAM SUPPLY EASEMENT AREA") for the furnishing of steam to ROUGE and FORD pursuant to the Steam Sales Agreements (the "STEAM SUPPLY EASEMENT").

         The terms and conditions of this Steam Supply Easement shall be as follows, in addition to such general terms and conditions in this Easement Agreement affecting all Easements:

                  SECTION 7.1.1. CONNECTION TO STEAM LINES ON POWERHOUSE LAND. GRANTEE shall provide a steam line within the Steam Supply Easement Area connecting into the Rouge Complex steam distribution system at the Point of Delivery referenced in the Steam Sales Agreements, with the Points of Delivery being specifically described as TP-05 in the Interconnection Matrix which is attached hereto as Exhibit A and incorporated herein by this reference, to supply steam in such quantities and at such pressures and temperatures as are specified in the Steam Sales Agreements.

                  SECTION 7.1.2. TERM The term of this Steam Supply Easement shall continue for so as long as GRANTEE operates the Project to deliver steam to FORD or ROUGE.




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                                  ARTICLE VIII
                          TREATED WATER SUPPLY EASEMENT

         SECTION 8.1. TREATED WATER SUPPLY EASEMENT. To carry out the obligations of GRANTEE under the Treated Water Sales Agreement, FORD and ROUGE hereby grant to GRANTEE an easement over, in, across and within the path and area described in Exhibit E (the "TREATED WATER SUPPLY EASEMENT AREA") for the furnishing of treated water pursuant to the Treated Water Sales Agreement (the "TREATED WATER SUPPLY EASEMENT").

         The terms and conditions of this Treated Water Supply Easement shall be as follows, in addition to such general terms and conditions in this Easement Agreement affecting all Easements:

                  SECTION 8.1.1. CONNECTION TO TREATED WATER LINES ON POWERHOUSE LAND. GRANTEE shall connect the treated water line to the Point of Delivery referenced in the Treated Water Sales Agreement on the Powerhouse Land, with the Point of Delivery being specifically described as TP-09 in the Interconnection Matrix to furnish treated water to the Rouge Complex in accordance with the Treated Water Sales Agreement.

                  SECTION 8.1.2. TERM. The term of this Treated Water Supply Easement shall continue for so long as GRANTEE operates the Project to deliver treated water to FORD or ROUGE.


                                   ARTICLE IX
                           CONDENSATE RETURN EASEMENT

         SECTION 9.1. CONDENSATE RETURN EASEMENT. To carry out the obligations of GRANTEE and ROUGE under the Steam Sales Agreement, ROUGE and FORD hereby grant to GRANTEE an easement over, in, across and within the path and area described in Exhibit E (CONDENSATE RETURN EASEMENT AREA") for the return of condensate pursuant to the Steam Sales Agreement (the "CONDENSATE RETURN EASEMENT").

         The terms and conditions of this Condensate Return Easement shall be as follows, in addition to such general terms and conditions in this Easement Agreement affecting all Easements:

                  SECTION 9.1.1. CONNECTION TO CONDENSATE RETURN LINE ON POWERHOUSE LAND. GRANTEE shall connect the condensate return line to the Point of Delivery on the Powerhouse Land, with the Point of Delivery being specifically described as TP-04 A/B in the Interconnection Matrix to take delivery of condensate from ROUGE's turbo blowers or FORD in accordance with the Steam Sales Agreements.



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                  SECTION 9.1.2. TERM. The term of this Condensate Return
Easement shall continue for so long as GRANTEE continues to receive and pay for ROUGE's or FORD's condensate and ROUGE or FORD are receiving steam from GRANTEE. Nothing herein shall serve to require the GRANTORS to continue to operate the equipment which generates the condensate referenced in this Article.


                                    ARTICLE X
                          PROCESS WASTE WATER EASEMENT

         SECTION 10.1. PROCESS WASTE WATER EASEMENT. GRANTORS hereby grant to GRANTEE, its successors and assigns, without limitation except as herein provided and without charge, a nonexclusive easement and right of way upon, over, under, across and within the path and area described in Exhibit E (the " PROCESS WASTE WATER EASEMENT AREA") for (a) the purpose of discharging Process Waste Water from the Project and in that portion of the Expanded Facility identified in Section 1.04(a) of the Lease, at the Point of Interconnection on the Powerhouse Land, with the Point of Interconnection being specifically located at T P06 as described in the Interconnection Matrix through a waste water discharge system to be constructed within the Process Waste Water Easement Area by GRANTEE; and connected to existing waste water discharge lines/system on the Rouge Complex Land (the "PROCESS WASTE WATER EASEMENT").

         The terms and conditions of this Process Waste Water Easement shall be as follows, in addition to such general terms and conditions in this Easement Agreement affecting all Easements:

                  10.1.1.  INTENTIONALLY LEFT BLANK

                  10.1.2. DISCHARGE OF PROCESS WASTE WATER. GRANTEE shall have the right to discharge Process Waste Water from the Project and that portion of the Expanded Facility identified in Section 1.04(a) of the Lease, which at the point of entry into the existing discharge lines on the Rouge Complex Land meets all permit specifications from time to time governmentally mandated for discharge into public waters: (i) through P&UO's Outfall 006 (the "Tailrace"), presently permitted by the Department of Environmental Quality of the State of Michigan under the National Pollutant Discharge Elimination System pursuant to the Federal Water Pollution Control Act, as amended, and the Michigan Water Resources Act, as amended, and currently held by P&UO under NPDES Permit No. MI0050903 (such permit number to be transferred to GRANTEE by P&UO and re-issued to GRANTEE as MI0056235 and Outfall 006 to be transferred to ROUGE by P&UO and subsequently reassigned by ROUGE to one of its existing permits); and (ii) through Outfall 005 to be permitted, along with any other outfalls utilized exclusively by GRANTEE, by GRANTEE by the Department of Environmental Quality of the State of Michigan under the National Pollutant Discharge Elimination System pursuant to the Federal Water Pollution Control Act, as amended, and the Michigan Water Resources Act, as amended, under NPDES Permit No. MI0050903 after transfer of this permit number to GRANTEE by P&UO and re-issued to GRANTEE as MI0056235 (hereinafter referred to as the "DIG Permit") and (the permits referenced in (i) and (ii) above hereinafter referred to collectively as the "Permits"). GRANTEE will also comply with reasonable operating requirements and discharge limitations of GRANTORS with respect to the integrity of the ROUGE Circulating Water system.

                  Without limiting the generality of the foregoing, GRANTEE: (i) will not discharge Process Waste Water which would cause a violation of existing or future Permits limits or any limits contained in any other current or future permits held by FORD or ROUGE (the "Other Permits"), laws, rules and regulations (whether local, state or federal) governing such discharges; and (ii) will not discharge in excess of 4,000gallons/minute.

                  GRANTEE shall provide, maintain and operate upon the Leased Premises such water treatment processes and facilities as are required to treat its Process Waste Water to meet the discharge specifications of the Permits and the Other Permits, as applicable, and the operating requirements and discharge limitations of GRANTORS with respect to Process Waste Water being discharged into the Tailrace. GRANTEE shall at all times maintain and operate such processes and facilities in full and unimpaired operational ability, and provide monitoring and sampling at GRANTEE's discharge point(s) and control of its water quality and quantity in accordance with the Permits, the Other Permits and any future regulations or amendments, with reports maintained by GRANTEE for inspection by GRANTORS and regulatory authorities from time to time.

                  GRANTEE in developing the "flow control plan" identified in
Section 3.1.2 hereof shall ensure that the discharges of its Process Waste Water as contemplated in this Agreement do not cause flooding within the Rouge Complex properties, including, but not limited to, the screen house, powerhouse and the turbo blower room basement. All costs of developing and implementing that flow control plan, including all costs of equipment procurement, construction and maintenance of the equipment installed by or on behalf of GRANTEE, shall be at GRANTEE's sole cost and expense. FORD and ROUGE shall be responsible for operating the equipment needed to actualize the flow control plan and the normal operating costs attendant therewith. GRANTEE shall notify GRANTORS promptly of any release of its water not in compliance with required conditions. GRANTORS shall provide GRANTEE with copies of all relevant permit applications, renewals, modifications, monitoring reports, notifications, letters/notices of violation and all other permit related correspondence with local, state and federal regulatory authorities relating to Process Waste Water discharges.

                  SECTION 10.1.3. MAINTENANCE OF TAILRACE. At no cost to GRANTEE, GRANTORS shall maintain the Tailrace so that it is at all times capable of transporting GRANTEE's Process Waste Water as contemplated herein. GRANTORS' obligation to maintain the Tailrace excludes any obligations with respect to that portion of any waste water discharge system located on the Leased Premises or the Process Waste Water Easement Area.

                  SECTION 10.1.4. PERMITS. ROUGE shall have the sole responsibility for obtaining and retaining all necessary permits, licenses and approvals, for the discharge of Process Waste Water to the Tailrace (Outfall
006). GRANTEE shall cooperate with ROUGE in its efforts to obtain, retain, renew and amend these permits, licenses and approvals.

                  SECTION 10.1.5. PROCESS WASTE WATER QUALITY. GRANTEE agrees that the quality of the Process Waste Water will meet the limits found in the Permits and the Other Permits, as demonstrated by the sampling and testing program of GRANTEE. GRANTEE agrees to make its sampling data available to GRANTORS upon GRANTORS request.

                  SECTION 10.1.6. GRANTORS AGREEMENT. ROUGE and FORD shall take all reasonable means to protect the Easement Facilities against damage by reason of conduct upon and within the Process Waste Water Easement Area lying within the Rouge Complex Land.

                  SECTION 10.1.7. TERM. The term of this Process Waste Water Easement shall continue until GRANTEE ceases to operate the Project pursuant to the Lease, or GRANTEE is not permitted to discharge Process Waste Water pursuant to the Permits or the Other Permits, whichever is the earlier to occur.


                                   ARTICLE XI
                             DEFAULT AND TERMINATION

         SECTION 11.1. EVENTS OF DEFAULT. Any of the following occurrences or events, whether caused by GRANTEE or GRANTORS, shall constitute a default under this Easement Agreement:

    (a) Failure by GRANTEE or GRANTORS to perform fully any material provision of this Easement Agreement, and (i) such failure continues without cure for a period of one hundred twenty (120) days after written notice of such nonperformance or (ii) if the non-performing party shall commence cure within such one hundred twenty (120) days and shall thereafter proceed with all due diligence to cure such failure, such failure is not cured within such longer period as shall be necessary for such party to cure the same with all due diligence.

    (b) Failure by GRANTEE or GRANTORS to perform any material provision within a Companion Agreement which failure is not cured within the time period provided for in that agreement.

         SECTION 11.2. TERMINATION. In the event that either GRANTEE or any of the GRANTORS are in default under this Easement Agreement, the defaulting party may, within thirty (30) days following receipt of notice from the non-defaulting party of such default, cure the default. If the default is not so cured, this Easement Agreement may be terminated without obligation to or recourse by the defaulting party on thirty
(30) days notice by the non-defaulting party to both the defaulting party and, in the case of GRANTEE, any lender of the Project which requires such notice.


                                   ARTICLE XII
                                    INSURANCE

         SECTION 12.01. INSURANCE. GRANTEE shall maintain or cause to be maintained in effect, insurance policies with respect to the Easement Areas, Easement Facilities and the Project as required in the Insurance and Indemnification Agreement.


                                  ARTICLE XIII
                 GENERAL CONDITIONS AND MISCELLANEOUS PROVISIONS

         SECTION 13.1.  INTENTIONALLY LEFT BLANK

         SECTION 13.2. RESTORE SITE AFTER WORK. Upon completion of any work within the Easement Areas, GRANTEE, at its sole cost and expense, shall promptly remove all debris, surplus earth, materials and equipment from the Easement Areas and shall restore the same to the condition existing prior to such work.

         SECTION 13.3. APPROVAL OF DESIGN AND PLANS. The design of all Easement Facilities and Connecting Facilities shall be subject to the prior written approval of ROUGE and FORD, which approval shall not be unreasonably withheld, but which shall be expressly conditioned on the minimization of interference with the full use of the property subjected to the Easements by FORD and ROUGE, the minimization of impact of connection of the Easement Facilities to existing systems upon the Rouge Complex Land, the ability to remove the connections between GRANTEE's and GRANTORS' operations facilitated by the Easements without undue interruption or disturbance of the Rouge complex operations, the compatibility of materials and processes with other functions upon the land subject to the Easements and like considerations. All construction drawings shall be provided to ROUGE and FORD for review and approval prior to the commencement of construction upon any of the Easement Areas, whether initial construction or any later construction, reconstruction, replacement or major repair activity is undertaken, and copies of as-built drawings, and electronic format compatible with FORD/ROUGE drafting systems, shall be provided to ROUGE and retained in the Offices of Rouge Steel Company, Rouge Office Building (3001 Miller Road, Dearborn, Michigan). FORD and ROUGE shall have a maximum of ten
(10) business days to review and approve any designs, construction drawings, etc. described in this Section 13.3. Provided that GRANTEE has made a written request for such review and approval from the Vice President of Operations, in the case of ROUGE, and the Manager of Electrical Programs, in the case of FORD, then the failure of that individual to respond to GRANTEE's request within ten (10) business days following receipt of GRANTEE's written request shall be deemed that individual's consent to the actions proposed in the request. Notwithstanding the foregoing, no such consent shall be implied if such failure to respond within ten (10) business days is due to the fact that GRANTEE's request for such review and approval is unreasonable based on the number and/or complexity of the designs, construction drawings, etc. submitted for review or such similar reasons. Any review and/or approval given by FORD or ROUGE pursuant to this Section 13.3 shall be for coordination purposes only and shall not constitute approval of engineering.

         SECTION 13.4. NO DEDICATION. By grant of the Easements, GRANTORS do not intend to dedicate any part thereof for public use. Use of the Easements shall be limited to the GRANTEE, its successors in title or interest, including but not limited to any mortgagee now or hereafter having a lien upon the interests of the GRANTEE in the Leased Premises or the Project.

         SECTION 13.5. BINDING ON SUCCESSORS. The provisions of, and the Easements, rights and benefits granted by, this Easement Agreement shall be binding upon and inure to the benefit of the GRANTORS, the GRANTEE and their respective permitted successors and assigns as defined in the other Operative Documents, including but not limited to any mortgagee having a lien upon the interest of GRANTEE in the Leased Premises or the Project. The covenants and agreements contained in this Easement Agreement shall be construed and applied as in furtherance of and not in conflict with or limitation of the rights granted by, the other Operative Documents to which GRANTORS and GRANTEE are parties.

         SECTION 13.6. EASEMENTS PERSONAL TO GRANTEE. The Easements, and the rights and benefits granted or afforded to GRANTEE by this Easement Agreement shall be deemed personal unto GRANTEE and shall remain in effect as set forth in the foregoing provisions of this Easement Agreement.

         SECTION 13.7. GOVERNING LAW. This Easement Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

         SECTION 13.8. REFERENCES. All references in this Easement Agreement to Articles and Sections shall, unless otherwise specified, refer to the Articles and Sections of this Easement Agreement.

         SECTION 13.9. CAPTIONS. The captions heading each Article and Section in this Easement Agreement are intended for convenience of reference purposes only, and shall not be construed as limiting or defining the subjects contained within the text.

         SECTION 13.10. NOTICES. All notices required to be given in writing hereunder shall, unless the contrary is specified in this Agreement, be given to the respective Parties at the following address, or at such other addresses as the Parties respectively may designate in writing to each other either by hand-delivery or registered mail:

If to GRANTEE, addressed to:        Dearborn Industrial Generation, L.L.C.
                                    c/o CMS Generation Co.
                                    330 Town Center Drive, Suite 1000
                                    Dearborn, Michigan 48126
                                    Attn:  Vice President Operations


With a copy to:                     Dearborn Industrial Generation, L.L.C.
                                    c/o CMS Generation Co.
                                    330 Town Center Drive, Suite 1000
                                    Dearborn, Michigan 48126
                                    Attn: General Counsel

If to FORD, addressed to:           Ford Motor Company
                                    c/o Ford Motor Land Services Corporation
                                    Parklane Towers East
                                    One Parklane Blvd.
                                    Dearborn, MI  48121
                                    Attn: Vice President Energy E&S

With a copy to:                     Ford Motor Company
                                    The American Road
                                    Dearborn, MI  48126
                                    Attn:  Secretary

If to ROUGE, addressed to:          Rouge Steel Company
                                    3001 Miller Road
                                    P.O. Box 1699
                                    Dearborn, Michigan 48121
                                    Attention: Chief Financial Officer

With a copy to:                     Rouge Steel Company
                                    3001 Miller Road
                                    P.O. Box 1699
                                    Dearborn, Michigan 48121
                                    Attention: General Counsel

The Parties shall also notify each other of the address for invoices and routine billing correspondence.

         Any such notice shall be deemed to have been given as of the date so delivered by hand, or in the case of a mailed or express delivered notice, when received at the respective addresses referred to above.

         This Easement Agreement may be executed in one or more counterparts which, taken together, shall constitute a single instrument.

         SECTION 13.11. EXHIBITS. Certain of the Exhibits to this Easement Agreement may not be completed and attached at the time this Easement Agreement is executed. The Parties agree that any such Exhibit shall be subsequently agreed upon by all Parties, acting reasonably and in good faith. Upon such agreement, any such Exhibit shall be initialed by all Parties to indicate their agreement and shall be attached hereto and made a part hereof as though it had been attached at the time this Easement Agreement was executed.

         SECTION 13.12. FURTHER ASSURANCES. The Parties intend this Easement Agreement to be in a form such that it can be recorded at the Wayne County Register of Deeds with respect to the real property on which the Easement Areas are located. In the event that this Easement Agreement does not meet the requirements for such recording for any reason, the Parties agree to negotiate, acting reasonably and in good faith, and execute such amendments to this Easement Agreement and/or the Exhibits or Appendix hereto as may be necessary to enable this Easement Agreement to be so recorded in accordance with the intentions of the Parties.




               (THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK)
                      (SIGNATURES BEGIN ON FOLLOWING PAGE)


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
         IN WITNESS WHEREOF, the parties have executed and delivered this Easement Agreement as of the date indicated below.

In Presence of:
                                      ROUGE STEEL COMPANY, a
                                      Delaware corporation


                                      By:
                                         --------------------------------------

                                      Its:
                                          -------------------------------------
                                      Dated:
                                            -----------------------------------


                                      FORD MOTOR COMPANY, a
                                      Delaware corporation


                                      By:
                                         --------------------------------------

                                      Its:
                                          -------------------------------------
                                      Dated:



                                      DOUBLE EAGLE STEEL COATING
                                      COMPANY, a Michigan partnership

                                      Rouge Steel Company (Partner)

                                      By:
                                         --------------------------------------

                                      Its:
                                          -------------------------------------
                                      Dated:


                                      U.S.Steel Corporation (Partner)

                                      By:
                                         --------------------------------------

                                      Its:
                                          -------------------------------------

                                      Dated:

                                      DEARBORN INDUSTRIAL GENERATION,
                                      L.L.C., a Michigan limited liability
                                      company


                                      By:
                                         --------------------------------------

                                      Its:
                                         --------------------------------------


----------------------------
Dated:



                                       19